UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2008

ACTIVISION BLIZZARD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15839	95-4803544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard Santa Monica, CA		90405
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 255-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

As previously reported, Activision Blizzard, Inc. (the “Company”) announced that its board of directors approved a two-for-one stock split of its outstanding shares of common stock as of the close of business on August 25, 2008 to be effected in the form of a stock dividend payable on September 5, 2008.

In accordance with Rule 416 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), the following registration statements filed by the Company under the Securities Act shall be deemed to register, in addition to the shares specifically included therein, such additional shares of the Company’s common stock issuable with respect to those shares pursuant to stock splits, stock dividends and similar transactions occurring after the effective date of such registration statements, including the two-for-one stock split payable on September 5, 2008: Registration Statements (File Nos. 033-48411; 033-63638; 033-91074; 333-06130; 333-06054; 333-40727; 333-61573; 333-85383; 333-72014; 333-100114; 333-100115; 333-103323; 333-106487; and 333-111131) on Form S-8.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACTIVISION BLIZZARD, INC.

Date: September 5, 2008	By:	/s/ George L. Rose
	Name:	George L. Rose
	Title:	Chief Legal Officer and Secretary